Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS AND SIX MONTHS ENDED OCTOBER 30, 2011 AND OCTOBER 31, 2010
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	October 30,	October 31,	% Over	October 30,	October 31,
	2011	2010	(Under)	2011	2010

Net sales	$58,013	48,879	18.7%	100.0%	100.0%
Cost of sales	49,367	41,270	19.6%	85.1%	84.4%
Gross profit	8,646	7,609	13.6%	14.9%	15.6%

Selling, general and
administrative expenses	5,720	4,202	36.1%	9.9%	8.6%
Income from operations	2,926	3,407	(14.1)%	5.0%	7.0%

Interest expense	188	225	(16.4)%	0.3%	0.5%
Interest income	(110)	(49)	124.5%	(0.2)%	(0.1)%
Other (income) expense	(15)	30	150.0%	(0.0)%	0.1%
Income before income taxes	2,863	3,201	(10.6)%	4.9%	6.5%

Income taxes*	(3,389)	(801)	N.M.	(118.4)%	(25.0)%
Net income	$6,252	4,002	56.2%	10.8%	8.2%

Net income per share-basic	$0.49	$0.31	58.1%
Net income per share-diluted	$0.49	$0.30	63.3%
Average shares outstanding-basic	12,733	12,932	(1.5)%
Average shares outstanding-diluted	12,871	13,167	(2.2)%

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	October 30,	October 31,	% Over	October 30,	October 31,
	2011	2010	(Under)	2011	2010

Net sales	$118,283	104,791	12.9%	100.0%	100.0%
Cost of sales	100,759	87,473	15.2%	85.2%	83.5%
Gross profit	17,524	17,318	1.2%	14.8%	16.5%

Selling, general and
administrative expenses	11,477	9,416	21.9%	9.7%	9.0%
Restructuring credit	-	(8)	(100.0)%	0.0%	(0.0)%
Income from operations	6,047	7,910	(23.6)%	5.1%	7.5%

Interest expense	409	435	(6.0)%	0.3%	0.4%
Interest income	(238)	(87)	173.6%	(0.2)%	(0.1)%
Other expense	49	83	(41.0)%	0.0%	0.1%
Income before income taxes	5,827	7,479	(22.1)%	4.9%	7.1%

Income taxes*	(2,244)	(270)	N.M.	(38.5)%	(3.6)%
Net income	$8,071	7,749	4.2%	6.8%	7.4%

Net income per share-basic	$0.63	$0.60	5.0%
Net income per share-diluted	$0.62	$0.59	5.1%
Average shares outstanding-basic	12,898	12,901	(0.0)%
Average shares outstanding-diluted	13,025	13,186	(1.2)%

Adjusted Effective Income Tax Rate (1)	18.0%	15.4%	16.9%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

(1) See page 8 for reconciliation to the GAAP effective income tax rate.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
OCTOBER 30, 2011, OCTOBER 31, 2010 AND MAY 1, 2011
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	October 30,	October 31,	(Decrease)			* May 1,
	2011	2010	Dollars	Percent		2011

Current assets
Cash and cash equivalents	$13,795	15,262	(1,467)	(9.6	) %	23,181
Short-term investments	10,482	4,035	6,447	159.8%		7,699
Accounts receivable	16,241	14,810	1,431	9.7%		20,209
Inventories	33,776	29,435	4,341	14.7%		28,723
Deferred income taxes	2,659	176	2,483	1,410.8%		293
Assets held for sale	75	123	(48)	(39.0	) %	75
Income taxes receivable	79	477	(398)	(83.4	) %	79
Other current assets	1,602	1,234	368	29.8%		2,376
Total current assets	78,709	65,552	13,157	20.1%		82,635

Property, plant & equipment, net	30,431	31,225	(794)	(2.5	) %	30,296
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	4,540	1,391	3,149	226.4%		3,606
Other assets	1,982	2,278	(296)	(13.0	) %	2,052

Total assets	$127,124	111,908	15,216	13.6%		130,051

Current liabilities
Current maturities of long-term debt	$2,401	2,396	5	0.2%		2,412
Accounts payable - trade	21,689	17,992	3,697	20.5%		24,871
Accounts payable - capital expenditures	112	253	(141)	(55.7	) %	140
Accrued expenses	6,839	5,665	1,174	20.7%		7,617
Accrued restructuring	40	287	(247)	(86.1	) %	44
Deferred income taxes	-	-	-	0.0%		82
Income taxes payable - current	373	90	283	314.4%		646
Total current liabilities	31,454	26,683	4,771	17.9%		35,812

Income taxes payable - long-term	4,096	3,890	206	5.3%		4,167
Deferred income taxes	659	622	37	5.9%		596
Long-term debt , less current maturities	6,818	9,209	(2,391)	(26.0	) %	9,135

Total liabilities	43,027	40,404	2,623	6.5%		49,710

Shareholders' equity	84,097	71,504	12,593	17.6%		80,341

Total liabilities and
shareholders' equity	$127,124	111,908	15,216	13.6%		130,051

Shares outstanding	12,767	13,199	(432)	(3.3	) %	13,264

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED OCTOBER 30, 2011 AND OCTOBER 31, 2010
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	October 30,	October 31,
	2011	2010

Cash flows from operating activities:
Net income	$8,071	$7,749
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	2,386	2,097
Amortization of other assets	127	258
Stock-based compensation	178	204
Excess tax benefit related to stock-based compensation	(39)	(270)
Deferred income taxes	(3,280)	(1,183)
(Gain) loss on sale of equipment	(128)	4
Foreign currency exchange (gains) losses	(164)	60
Changes in assets and liabilities:
Accounts receivable	4,004	5,110
Inventories	(4,964)	(3,363)
Other current assets	750	477
Other assets	(31)	(45)
Accounts payable-trade	(3,382)	(4,493)
Accrued expenses	(754)	(4,112)
Accrued restructuring	(4)	(37)
Income taxes	(189)	121
Net cash provided by operating activities	2,581	2,577

Cash flows from investing activities:
Capital expenditures	(2,551)	(5,076)
Proceeds from the sale of equipment	130	27
Purchase of short-term investments	(4,789)	(1,012)
Proceeds from the sale of short-term investments	2,032	-
Net cash used in investing activities	(5,178)	(6,061)

Cash flows from financing activities:
Proceeds from lines of credit	3,500	-
Payments on lines of credit	(3,500)	-
Payments on long-term debt	(2,305)	(80)
Payments on vendor-financed capital expenditures	-	(188)
Proceeds from common stock issued	237	511
Common stock shares repurchased	(4,776)	-
Debt issance costs	(26)	(27)
Excess tax benefit related to stock-based compensation	39	270
Net cash (used in) provided by financing activities	(6,831)	486

Effect of exchange rate changes on cash and cash equivalents	42	(35)

Decrease in cash and cash equivalents	(9,386)	(3,033)

Cash and cash equivalents at beginning of period	23,181	18,295

Cash and cash equivalents at end of period	$13,795	$15,262

Free Cash Flow (1)	$241	$(2,425)

(1) Free Cash Flow reconciliation is as follows:
			FY 2012	FY 2011
A	)	Net cash used in operating activities	$2,581	$2,577
B	)	Minus: Capital Expenditures	(2,551)	(5,076)
C	)	Add: Proceeds from the sale of equipment	130	27
D	)	Minus: Payments on vendor-financed capital expenditures	-	(188)
E	)	Add: Excess tax benefit related to stock-based compensation	39	270
F	)	Effects of exchange rate changes on cash and cash equivalents	42	(35)
			$241	$(2,425)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED OCTOBER 30, 2011 AND OCTOBER 31, 2010
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts					Percent of Total Sales
	October 30,		October 31,	% Over		October 30,	October 31,
Net Sales by Segment	2011		2010	(Under)		2011	2010

Mattress Fabrics	$35,242		28,335	24.4%		60.7%	58.0%
Upholstery Fabrics	22,771		20,544	10.8%		39.3%	42.0%

Net Sales	$58,013		48,879	18.7%		100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$5,938		5,030	18.1%		16.8%	17.8%
Upholstery Fabrics	2,785		2,579	8.0%		12.2%	12.6%
Subtotal	8,723		7,609	14.6%		15.0%	15.6%

Other non-recurring charges	(77)	(1)	-	100.0%		(0.1)%	0.0%

Gross Profit	$8,646		7,609	13.6%		14.9%	15.6%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$2,132		1,704	25.1%		6.0%	6.0%
Upholstery Fabrics	2,766		1,777	55.7%		12.1%	8.6%
Unallocated Corporate expenses	822		721	14.0%		1.4%	1.5%
Selling, General and Administrative expenses	5,720		4,202	36.1%		9.9%	8.6%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$3,806		3,326	14.4%		10.8%	11.7%
Upholstery Fabrics	19		802	(97.6	) %	0.1%	3.9%
Unallocated corporate expenses	(822)		(721)	14.0%		(1.4)%	(1.5	) %
Subtotal	3,003		3,407	(11.9	) %	5.2%	7.0%

Other non-recurring charges	(77)	(1)	-	100.0%		(0.1)%	0.0%

Operating income	$2,926		3,407	(14.1	) %	5.0%	7.0%

Depreciation by Segment

Mattress Fabrics	$1,054		944	11.7%
Upholstery Fabrics	146		139	5.0%
Subtotal	$1,200		1,083	10.8%

(1) Our other non-recurring charges represent employee termination benefits associated with our Anderson, SC plant facility.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 30, 2011 AND OCTOBER 31, 2010
(Unaudited)
(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts						Percent of Total Sales
	October 30,		October 31,		% Over		October 30,		October 31,
Net Sales by Segment	2011		2010		(Under)		2011		2010

Mattress Fabrics	$67,412		59,253		13.8%		57.0%		56.5%
Upholstery Fabrics	50,871		45,538		11.7%		43.0%		43.5%

Net Sales	$118,283		104,791		12.9%		100.0%		100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$11,076		11,020		0.5%		16.4%		18.6%
Upholstery Fabrics	6,525		6,298		3.6%		12.8%		13.8%
Subtotal	17,601		17,318		1.6%		14.9%		16.5%

Other non-recurring charges	(77)	(1)	-		100.0%		(0.1)		0.0%

Gross Profit	$17,524		17,318		1.2%		14.8%		16.5%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$4,123		3,701		11.4%		6.1%		6.2%
Upholstery Fabrics	5,534		3,878		42.7%		10.9%		8.5%
Unallocated Corporate expenses	1,820		1,837		(0.9	) %	1.5%		1.8%
Subtotal	11,477		9,416		21.9%		9.7%		9.0%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$6,953		7,319		(5.0	) %	10.3%		12.4%
Upholstery Fabrics	991		2,420		(59.0	) %	1.9%		5.3%
Unallocated corporate expenses	(1,820)		(1,837)		(0.9	) %	(1.5	) %	(1.8	) %
Subtotal	6,124		7,902		(22.5	) %	5.2%		7.5%

Other non-recurring charges	(77)	(1)	-		100.0%		(0.1	) %	0.0%
Restructuring and related credit	-		8	(2)	(100.0	) %	0.0%		0.0%

Operating income	$6,047		7,910		(23.6	) %	5.1%		7.5%

Return on Capital (3)

Mattress Fabrics	25.8%		28.5%
Upholstery Fabrics	16.2%		39.1%
Unallocated Corporate	N/A		N/A
Consolidated	18.5%		25.2%

Capital Employed (3) (4)

Mattress Fabrics	53,215		54,851		(3.0	) %
Upholstery Fabrics	13,209		12,002		10.1%
Unallocated Corporate	465		(483)		N/A
Consolidated	66,889		66,370		0.8%

Depreciation by Segment

Mattress Fabrics	$2,082		1,822		14.3%
Upholstery Fabrics	304		275		10.5%
Subtotal	2,386		2,097		13.8%

Notes:

(1) Our other non-recurring charges represent employee termination benefits associated with our Anderson, SC plant facility.

(2) The $8 restructuring credit primarily represents a credit of $15 for employee termination benefits and a charge of $7 for lease termination and other exit costs.

(3)  See pages 6 and 7 of this financial information release for calculations.

(4) The capital employed balances are as of October 30, 2011 and October 31, 2010.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 30, 2011
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 30,	Employed	Employed
	2011 (1)	(3)	(2)

Mattress Fabrics	$6,953	$53,947	25.8%
Upholstery Fabrics	991	12,234	16.2%
(less: Unallocated Corporate)	(1,820)	129	N/A
Total	$6,124	$66,310	18.5%

Average Capital Employed	As of the three Months Ended October 30, 2011				As of the three Months Ended July 31, 2011				As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	68,568	24,462	34,094	127,124	71,325	26,683	31,299	129,307	66,637	25,929	37,485	130,051
Total liabilities	(15,353)	(11,253)	(16,421)	(43,027)	(15,331)	(13,507)	(19,118)	(47,956)	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$53,215	$13,209	$17,673	$84,097	$55,994	$13,176	$12,181	$81,351	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(13,795)	(13,795)	-	-	(14,570)	(14,570)	-	-	(23,181)	(23,181)
Short-term investments	-	-	(10,482)	(10,482)	-	-	(10,443)	(10,443)	-	-	(7,699)	(7,699)
Deferred income taxes - current	-	-	(2,659)	(2,659)	-	-	(1,237)	(1,237)	-	-	(293)	(293)
Income taxes receivable	-	-	(79)	(79)	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(4,540)	(4,540)	-	-	(2,191)	(2,191)	-	-	(3,606)	(3,606)
Current maturities of long-term debt	-	-	2,401	2,401	-	-	2,409	2,409	-	-	2,412	2,412
Deferred income taxes - current			-	-			82	82			82	82
Income taxes payable - current	-	-	373	373	-	-	345	345	-	-	646	646
Income taxes payable - long-term	-	-	4,096	4,096	-	-	4,178	4,178	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	659	659	-	-	596	596	-	-	596	596
Long-term debt, less current maturities	-	-	6,818	6,818	-	-	9,079	9,079	-	-	9,135	9,135

Total Capital Employed	$53,215	$13,209	$465	$66,889	$55,994	$13,176	$350	$69,520	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$53,947	$12,234	$129	$66,310

Notes:
(1) See reconciliation per page 5 of this financial information release.

(2)   Return on average capital employed represents operating income for the six month period ending October 30, 2011 times 2 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3) Average capital employed was computed using the three periods ending May 1, 2011, July 31, 2011, and October 30, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 31, 2010
(UNAUDITED)

	Operating
	Income		Return on
	Six Months	Average	Avg.
	Ended	Capital	Capital
	October 31,	Employed	Employed
	2010 (1)	(3)	(2)

Mattress Fabrics	$7,319	$51,357	28.5%
Upholstery Fabrics	2,420	12,384	39.1%
(less: Unallocated Corporate)	(1,837)	(1,021)	N/A
Total	$7,902	$62,720	25.2%

Average Capital Employed	As of the three Months Ended October 31, 2010				As of the three Months Ended August 1, 2010				As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	65,485	22,277	24,146	111,908	66,919	24,415	21,763	113,097	61,922	25,420	25,256	112,598
Total liabilities	(10,634)	(10,275)	(19,495)	(40,404)	(14,902)	(11,126)	(19,943)	(45,971)	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$54,851	$12,002	$4,651	$71,504	$52,017	$13,289	$1,820	$67,126	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(15,262)	(15,262)	-	-	(14,045)	(14,045)	-	-	(18,295)	(18,295)
Short-term investments	-	-	(4,035)	(4,035)	-	-	(4,009)	(4,009)			(3,023)	(3,023)
Deferred income taxes - current	-	-	(176)	(176)	-	-	(138)	(138)	-	-	(150)	(150)
Income taxes receivable	-	-	(477)	(477)	-	-	(568)	(568)	-	-	(728)	(728)
Deferred income taxes - non-current	-	-	(1,391)	(1,391)	-	-	(245)	(245)	-	-	(324)	(324)
Current maturities of long-term debt	-	-	2,396	2,396	-	-	194	194	-	-	196	196
Income taxes payable - current	-	-	90	90	-	-	182	182	-	-	224	224
Income taxes payable - long-term	-	-	3,890	3,890	-	-	3,877	3,877	-	-	3,876	3,876
Deferred income taxes - non-current	-	-	622	622	-	-	666	666	-	-	982	982
Long-term debt, less current maturities	-	-	9,209	9,209	-	-	11,453	11,453	-	-	11,491	11,491

Total Capital Employed	$54,851	$12,002	$(483)	$66,370	$52,017	$13,289	$(813)	$64,493	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$51,357	$12,384	$(1,021)	$62,720

Notes:
(1) Operating income excludes restructuring and related credits--see reconciliation per page 5 of this financial information release.

(2)   Return on average capital employed represents operating income for the 6 month period ending October 31, 2010 times 2 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3) Average capital employed computed using the three periods ending May 2,2010, August 1,2010, October 31, 2010.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE
FOR THE SIX MONTHS ENDED OCTOBER 30, 2011 AND OCTOBER 31, 2010
Unaudited
(Amounts in Thousands)

		SIX MONTHS ENDED

		Amounts
		October 30,	October 31,
		2011	2010

Consolidated Effective GAAP Income Tax Rate	(1)	(38.5)%	(3.6)%

Reduction of U.S. Valuation Allowance		74.9%	-

Reduction of China Valuation Allowance		-	17.0%

Fiscal 2012 Non-Cash U.S. Income Tax Expense		(17.3)%	(1.9)%

Fiscal 2012 Non-Cash Foreign Income Tax Expense		(1.1)%	3.9%

Consolidated Adjusted Effective Income Tax Rate	(2)	18.0%	15.4%

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents income tax expense for our subsidiaries located in Canada, China, and Poland divided by consolidated income before income taxes.